                                                                    EXHIBIT 10.5


                  FIFTH AMENDMENT, dated as of December 26, 2002 ("Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 15, 1999 (as amended and waived prior to the date hereof, the "Credit Agreement"), among J.L. FRENCH AUTOMOTIVE CASTINGS, INC., a Delaware corporation (the "US Borrower"), AUTOMOTIVE COMPONENTS INVESTMENTS LIMITED, a private limited company incorporated under the laws of England and Wales ("English Bidco"), JL FRENCH UK LIMITED (f/k/a MORRIS ASHBY LIMITED), a private limited company incorporated under the laws of England and Wales (in its capacity as the borrower of Pounds Sterling under the Credit Agreement, the "English Borrower" and in its capacity as the borrower of euro under the Credit Agreement, the "Euro Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), BANK OF AMERICA N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), J.P. MORGAN EUROPE LIMITED, as administrative agent for the English Lenders (in such capacity, the "English Agent") and as administrative agent for the Euro Lenders (in such capacity, the "Euro Agent"), and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, a New York banking corporation ("JPMorgan Chase Bank"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").



                              W I T N E S S E T H :


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have extended term loans and made available revolving credit commitments to the Borrowers on the terms set forth in the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Lenders amend certain provisions to the Credit Agreement; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.        DEFINITIONS.

                  1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.        AMENDMENTS.

                  2.1 (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the number "$100,000,000" from the definition of "2002 Term Facility" and substituting the number "$94,000,000" in lieu thereof.

                  (b) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following at the end of clause (x) of the definition of "Asset Sale":

                  "; provided that such Net Cash Proceeds shall be required to be applied in accordance with subsection 2.9(b) on the date which is twelve months after receipt thereof if not reinvested in capital assets of the US Borrower and its Subsidiaries prior to such date."


                  (c) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the number "$85,000,000" from the definition of "US Tranche C Term Loans" and substituting the number "$95,000,000" in lieu thereof.

                  (d) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following to the end of the third parenthetical in clause (a) of the definition of "Net Cash Proceeds":

                  "or pursuant to the 2002 Term Facility"

                  (e) The following definitions shall be added to subsection 1.1 of the Credit Agreement in proper alphabetical order:

                  "Fifth Amendment": the Fifth Amendment dated as of December __, 2002 to this Agreement.

                  "Fifth Amendment Effective Date": as defined in the Fifth Amendment.

                  "Securities Purchase Agreement": in connection with the 2002 Term Facility, the Securities Purchase Agreement dated as of December ___, 2002, among the US Borrower and the respective purchasers party thereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "2002 Capital Contribution": the purchase by certain existing stockholders of the US Borrower of $1,000,000 of Capital Stock of the US Borrower in connection with the 2002 Term Facility.

                  2.2 US Tranche C Term Loans. Subsection 2.5(e) of the Credit Agreement is hereby amended by deleting the number "$85,000,000" set forth therein and substituting the number "$95,000,000" in lieu thereof.

                  2.3 Mandatory Prepayments. (a) Subsection 2.9(a) of the Credit Agreement is hereby amended by adding the following at the end thereof:

                  "Notwithstanding anything in this subsection to the contrary, prepayments made with the proceeds of the 2002 Capital Contribution shall be applied pursuant to subsection 2.9(k) of the Credit Agreement."

                  (b) Subsection 2.9(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

                  "(b) Unless the Required Lenders and the US Borrower shall otherwise agree, if the US Borrower or any of its Subsidiaries shall
         (i) consummate any Asset Sale, within three (3) Business Days of the receipt of Net Cash Proceeds therefrom, each Borrower shall prepay an amount of its Specified Term Loans equal to the Asset Sale Prepayment Percentage of the Net Cash Proceeds thereof as set forth in paragraph
         (d) of this subsection 2.9 or (ii) receive any proceeds of any casualty or condemnation, on the date which is twelve months after the date of the receipt of such proceeds, each Borrower shall prepay an amount of its Specified Term Loans equal to the Asset Sale Prepayment Percentage of the Net Cash Proceeds thereof as set forth in paragraph (d) of this subsection 2.9 to the extent that such Net Cash Proceeds from the casualty or condemnation event have not been reinvested in the business of the US Borrower or any of its Subsidiaries within twelve months of the date of such casualty or condemnation event. In addition, no Borrower shall apply any proceeds from any asset disposition, casualty or condemnation to payment of Indebtedness under the 2002 Term Facility until the Domestic Obligations have been paid in full (other than indemnification obligations not due and payable) and all Commitments and Letters of Credit have been terminated."

                  (c) Subsection 2.9(k) of the Credit Agreement is hereby amended by deleting such subsection in its entirely and inserting the following in lieu thereof:

                  "(k) Upon the incurrence of the Indebtedness by the US Borrower under subsection 8.2(s), the borrowing of the US Tranche C Term Loans in accordance with Section 2.6 hereof (and notwithstanding paragraph (d) above), and the receipt of the 2002 Capital Contribution, the US Borrower shall use the Net Cash Proceeds thereof (which Net Cash Proceeds shall be at least $177,000,000) to, (i) first prepay the Revolving Credit Loans then outstanding (but not permanently reduce the Revolving Credit Commitments corresponding to such Revolving Credit Loans) on a pro rata basis in an aggregate amount up to $35,000,000,
         (ii) then, prepay the US Tranche A Term Loans, the US Sterling Term Loans and the English Term Loans in full, and (iii) then, prepay the US Tranche B Term Loans with any remaining Net Cash Proceeds thereof. Any amounts of the US Tranche B Term Loans required to be prepaid pursuant to this subsection 2.9(k) shall be applied to reduce installments of such US Tranche B Term Loans in direct order of maturity.

                  2.4 Delivery of Information. Subsection 7.2 of the Credit Agreement is hereby amended by adding the following clause (f) at the end thereof:

                  "(f) promptly, copies of all material notices, reports or other information delivered by, or on behalf of the Borrower to the purchasers under the 2002 Term Facility."

                  2.5 Closing of 2002 Term Facility and US Tranche C Term Loans. Subsection 7.14 of the Credit Agreement is hereby amended by (a) deleting the number "$172,000,000" set forth therein and substituting the number "$177,000,000" in lieu thereof and (b) adding the phrase "and the 2002 Capital Contribution" after the phrase "US Tranche C Term Loans."

                  2.6 Interest Coverage Ratio. Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting the columns captioned "Period" and "Ratio" and substituting therefor the following:

                                 Period                                                Ratio
                                 ------                                                -----
                  October 1, 2002 through December 31, 2002                        1.75 to 1.00
                  January 1, 2003 through June 30, 2003                            1.60 to 1.00
                  July 1, 2003 through September 30, 2003                          1.50 to 1.00
                  October 1, 2003 through September 30, 2004                       1.40 to 1.00
                  October 1, 2004 through March 31, 2005                           1.50 to 1.00
                  April 1, 2006 through June 30, 2005                              1.60 to 1.00
                  July 1, 2005 through September 30, 2005                          1.65 to 1.00
                  October 1, 2005 and thereafter                                   1.75 to 1.00


                  2.7 Leverage Ratio. Subsection 8.1(b) of the Credit Agreement is hereby amended by deleting the columns captioned "Fiscal Quarter" and "Ratio" and substituting therefor the following:

                                 Fiscal Quarter                                       Ratio
                                 --------------                                       -----
                  October 1, 2002 through December 31, 2002                        6.00 to 1.00
                  January 1, 2003 through June 30, 2004                            6.75 to 1.00
                  July 1, 2004 through September 30, 2004                          6.50 to 1.00
                  October 1, 2004 through March 31, 2005                           6.25 to 1.00
                  April 1, 2005 through June 30, 2005                              6.00 to 1.00
                  July 1, 2005 through September 30, 2005                          5.75 to 1.00
                  October 1, 2005 and thereafter                                   5.25 to 1.00


                  2.8 Senior Debt Ratio. Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting the columns captioned "Fiscal Quarter" and "Ratio" and substituting therefor the following:

                              Fiscal Quarter                                          Ratio
                              --------------                                          -----
                 October 1, 2002 through December 31, 2002                         2.85 to 1.00
                 January 1, 2003 through March 31, 2004                            3.50 to 1.00
                 April 1, 2004 through March 31, 2005                              3.25 to 1.00
                 April 1, 2005 through June 30, 2005                               3.00 to 1.00
                 July 1, 2005 through September 30, 2005                           2.75 to 1.00
                 October 1, 2005 and thereafter                                    2.60 to 1.00

                  2.9 Limitation on Liens. Subsection 8.3(p) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

                  "(p) Liens on property of the Credit Parties organized in the United States (to the extent such property constitutes Collateral (as defined in the Guarantee and Collateral Agreement and Mortgages) securing Indebtedness permitted by subsection 8.2(s); provided that the financial institutions providing such Indebtedness shall enter into an intercreditor agreement (the "2002 Term Facility Intercreditor Agreement") with the Collateral Agent, on behalf of the Lenders, substantially in the form of Exhibit X to this Agreement (with such changes thereto approved by the Administrative Agent as are reasonably required to provide for a common Collateral Agent with the holders of Indebtedness under the 2002 Term Facility)."

                  2.10 Limitation on Sale of Assets. Subsection 8.6(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

                  "(d) so long as immediately before and after giving effect thereto no Default or Event of Default exists, any sale or other transfer of any property or assets for gross proceeds (including non-cash consideration) not exceeding $35,000,000 in the aggregate, provided that the Net Cash Proceeds of each such transaction are applied to the prepayment of the Loans to the extent required by subsection 2.9;"

                  2.11 Limitation on Indebtedness. Section 8.2(s) of the Credit Agreement is hereby amended by adding after the phrase "US Borrower" the phrase "and each Domestic Subsidiary thereof which has delivered a guarantee of payment of the Domestic Obligations of the US Borrower".

                  2.12 2002 Term Facility. Section 8.18 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

                  "8.18 2002 Term Facility. (a) Make any optional or voluntary payment, prepayment, purchase, redemption or defeasance on or in respect of the Indebtedness or other obligations under the 2002 Term Facility or (b) amend, supplement or otherwise modify any of the provisions of the 2002 Term Facility or any document entered into in connection therewith except for amendments, supplements or waivers not adverse to the Lenders (it being understood that increases in the current pay cash interest portion of the interest rate on the 2002 Term Facility not to exceed 2% per annum in the aggregate shall not be adverse to the Lenders)."

                  2.13 Notice of Subordinated Note Interest Payment. Section
8.18 of the Credit Agreement captioned "Notice of Subordinated Note Interest Payment" is hereby renumbered as Section 8.19.

                  2.14 Covenants in 2002 Term Facility. Section 8 of the Credit Agreement is hereby amended by adding the following section 8.20 at the end thereof:

                  "8.20 Covenants in 2002 Term Facility. Notwithstanding anything in this Section 8 to the contrary, to the extent that any covenants in Section 14.4 (Limitation on Discount or Sale of Receivables), Section 14.5 (Limitation on Indebtedness), 14.6 (Limitations on Restricted Payments), 14.7 (Certain Financial Covenants), 14.9 (Limitation on Liens), 14.10 (Limitation on Transactions with Affiliates), 14.11 (Limitation on Investments), 14.12 (Limitation on Issuance of Shares of Subsidiaries), 14.13 (Limitation on Subsidiary's Consolidation, Merger or Disposition of Property),
         14.14 (Limitation on the Company's Consolidation or Merger), 14.15 (Additional Limitation on Disposition of Property) or 14.16 (Limitation on Leasebacks) of the Securities Purchase Agreements are more restrictive with respect to the US Borrower and its Subsidiaries than
         Section 8 of this Agreement, Section 8 of this Agreement shall be deemed to be amended to be as restrictive with respect to the US Borrower and its Subsidiaries as such covenants in the Securities Purchase Agreement."

                  2.15 Payments of 2002 Term Facility. Section 9(m) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

                  "(m) The US Borrower or any of its Subsidiaries shall make any payment, prepayment, purchase, redemption or defeasance on or in respect of Indebtedness or other obligations under the 2002 Term Facility except (i) mandatory payments of interest and fees and expenses required by the terms of the agreement(s) governing such Indebtedness and (ii) payments made to pay, purchase and/or redeem Indebtedness issued under the 2002 Term Facility upon the occurrence of a change of control thereunder as long as such payment, purchase or redemption is not required to be made prior to the date which is 30 days after the occurrence of such change of control; or"

                  2.16 Interest Payment on Senior Subordinated Notes. Section 9(n) of the Credit Agreement is hereby amended by deleting such section in its entirely and substituting the following in lieu thereof:

                  "(n) The US Borrower shall directly or indirectly pay any or all of the interest due and payable on or about December 1, 2002 on the Senior Subordinated Notes and such payment is made prior to the date on which the US Borrower has received at least $177,000,000 of Net Cash Proceeds from the 2002 Term Facility, the US Tranche C Term Loans and the 2002 Capital Contribution;

SECTION 3.   MISCELLANEOUS.

                  3.1 Conditions to Effectiveness. (a) This Amendment (other than those amendments specified in Section 3.1(b) below) shall become effective on the date (the "Fifth Amendment Effective Date") on which the following conditions are satisfied (or waived):

                  (i) the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the US Borrower, English Bidco, the English Borrower, the Euro Borrower, the Subsidiaries parties hereto, the Required Lenders and any other requisite Lenders under the Credit Agreement;

                  (ii) the Administrative Agent and the Lenders shall have received all fees required to be paid and expenses required to be paid as of the Fifth Amendment Effective Date, including unpaid invoiced legal fees of counsel to the Administrative Agent and the Lenders;

                  (b) The amendments herein with respect to the US Tranche C Term Loans and the 2002 Term Facility and the amendments in Sections 2.6 through
2.8 herein shall become effective on the date on which the following conditions are satisfied (assuming that the conditions set forth in Section 3.1(b) of the Third Amendment have become effective):

                  (i) each of the conditions set forth in the term sheet for the US Tranche C Term Loans previously delivered to the Administrative Agent shall have been met in all material respects, the Tranche C Term Loan Lenders shall have executed a counterpart to this Amendment, delivered any necessary administrative questionnaires to the Administrative Agent and become parties to the Credit Agreement and the US Borrower shall have received gross cash proceeds of at least $95,000,000 therefrom and shall have applied the Net Cash Proceeds thereof in accordance with the terms of the Credit Agreement; and

                  (ii) the 2002 Term Facility shall have closed and the US Borrower shall have received gross cash proceeds of at least $94,000,000 therefrom and at least $1,000,000 from the 2002 Capital Contribution and shall have applied the Net Cash Proceeds thereof in accordance with the terms of the Credit Agreement.

                  3.2 Representation and Warranties. After giving effect to the waivers and amendments contained herein, on the Fifth Amendment Effective Date, each of the US Borrower, English Bidco, the English Borrower and the Euro Borrower hereby confirms that the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct in all material respects; provided that each reference in such Section 5 to "this Agreement" shall be deemed to include this Amendment and the Credit Agreement, as amended and waived by this Amendment.

                  3.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

                  3.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Fifth Amendment Effective Date after giving effect to this Amendment.

                  3.5 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  3.6 Payment of Fees and Expenses. (a) The US Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (a) The US Borrower agrees to pay an amendment fee payable to every US Tranche B Term Loan Lender who approves this Amendment prior to the Fifth Amendment Effective Date in an aggregate amount equal to 0.10% of the US Tranche B Term Loans of such Lender (after giving effect to the prepayments contemplated by Section 2.9(k) of the Credit Agreement). Such amendment fees shall be payable on the closing of the 2002 Term Facility and shall be calculated on the US Tranche B Term Loans of such Lenders after giving effect to any of the prepayments made on such date.

                  3.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  3.8 Acknowledgment of Fifth Amendment. Each of the undersigned Subsidiaries of the US Borrower hereby acknowledges and agrees to the Fifth Amendment, and further acknowledges and agrees that the Obligations under the Credit Agreement, as amended by the Fifth Amendment, and the other Loan Documents remain in full force and effect as of the date hereof. Each Credit Party hereby agrees that all security interests and Liens securing the Obligations remain in full force and effect as security for the Obligations, as they may be increased and modified in connection with the Fifth Amendment. Each Credit Party hereby (a) confirms and agrees that its guarantee under the Loan Documents is, and shall continue to be, in full force and effect, is hereby confirmed and ratified in all respects and extends to include the Obligations, as they may be modified and increased in connection with the Fifth Amendment;
(b) confirms and acknowledges that it is and remains validly and justly indebted to the Administrative Agent and the Lenders for the payment of all of the obligations which it has guaranteed (including the Obligations as they may be modified and increased in connection with the Fifth Amendment), without offset, defense, cause of action or counterclaim of any kind or nature whatsoever; and
(c) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by the Fifth Amendment, and the Loan Documents to which it is a party and Liens in the Collateral which were granted by it pursuant to any of the Loan Documents or otherwise.

           [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                 BORROWERS

                                 J.L. FRENCH AUTOMOTIVE CASTINGS, INC.,
                                 as US Borrower

                                 By:  ________________________________
                                     Name:
                                     Title:

                                 AUTOMOTIVE COMPONENTS INVESTMENTS LIMITED, as English Bidco

                                 By:  ________________________________
                                     Name:
                                     Title:

                                 JL FRENCH UK LIMITED, as English Borrower and Euro Borrower

                                 By:  ________________________________
                                     Name:
                                     Title:


                                 AGENTS

                                 JPMORGAN CHASE BANK, as Administrative
                                 Agent and Collateral Agent and as a Lender

                                 By:  ________________________________
                                     Name:
                                     Title:

                                 J.P. MORGAN EUROPE LIMITED, as English
                                 Agent and Euro Agent

                                 By:  ________________________________
                                     Name:
                                     Title:


                                 BANK OF AMERICA N.A., as Syndication Agent and as a Lender

                                 By:  ________________________________
                                     Name:
                                     Title:

                                 ADDITIONAL CREDIT PARTIES

                                 J.L. FRENCH CORPORATION, as a Subsidiary
                                 Guarantor and a Grantor

                                 By:  ________________________________
                                     Name:
                                     Title:

                                 FRENCH HOLDINGS, INC., as a Subsidiary
                                 Guarantor and a Grantor

                                 By:  ________________________________
                                     Name:
                                     Title:

                                 ALLOTECH INTERNATIONAL, INC., as a
                                 Subsidiary Guarantor and a Grantor

                                 By:  ________________________________
                                     Name:
                                     Title:

                                 NELSON METAL PRODUCTS CORPORATION,
                                 as a Subsidiary Guarantor and a Grantor

                                 By:  ________________________________
                                     Name:
                                     Title:

                                 NELSON METAL FINANCING CORPORATION,
                                 as a Subsidiary Guarantor and a Grantor

                                 By:  ________________________________
                                     Name:
                                     Title:


                                 SHORE LINE INDUSTRIES, INC.,
                                 as a Subsidiary Guarantor and a Grantor

                                 By:  ________________________________
                                     Name:
                                     Title:


                                 J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
                                 FIFTH AMENDMENT DATED AS OF
                                 DECEMBER ____, 2002


                                 ____________________________________
                                                   [LENDER]


                                 By:  ________________________________
                                     Name:
                                     Title: